BLACKROCK VARIABLE SERIES FUNDS, INC.

BlackRock International Index V.I. Fund

BlackRock Small Cap Index V.I. Fund

(the “Funds”)

Supplement dated November 7, 2018

to the Statement of Additional Information (“SAI”) of the Funds,

dated October 30, 2018, as supplemented to date

Effective immediately, the following change is made to the SAI:

The section of the SAI entitled “Management and Advisory Arrangements — Accounting Services” is deleted in its entirety and replaced with the following:

Accounting Services

The Company has entered into an agreement with JPMorgan Chase Bank, N.A. (“JPM”) pursuant to which JPM provides certain accounting services to the Funds. The Company pays a fee for these services. The Manager provides certain accounting services to each Fund and each Fund reimburses the Manager for such services.

State Street Bank and Trust Company (“State Street”) performed fund accounting and recordkeeping services for the International Equity Index Fund, pursuant to an agreement among SFIM, the Predecessor Trust, and State Street.

The table below shows the amounts paid to State Street by SFIM, with respect to the International Equity Index Fund, for such fund accounting and recordkeeping services for the periods indicated:

Fiscal Year Ended December 31,	Fees Paid to State Street on behalf of International Equity Index Fund
2017	$55,000
2016	$55,000
2015	$50,394

Shareholders should retain this Supplement for future reference.

SAI-IIVI-1118SUP